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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) JUNE 20, 2000
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                                NRG ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


    333-33397                                                         41-1724239
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(Commission File Number)                       (IRS Employer Identification No.)


1221 NICOLLET MALL, SUITE 700                              MINNEAPOLIS, MN 55403
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(Address of principal executive offices)                              (Zip Code)



         Registrant's telephone number, including area code    612-373-5300
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On June 20, 2000, NRG Energy, Inc., a majority owned subsidiary of Northern States Power Company, announced its election of six new members to its Board of Directors - bringing the total number of members to ten. The press release announcing this approval is filed with this Form 8-K as Exhibit 99.8 See "Item
7. Exhibits."

Item 7. Exhibits.

        The following exhibits are filed with this report on Form 8-K:

Exhibit No.       Description

99.8              Press release issued June 20, 2000 of NRG Energy, Inc.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NRG Energy, Inc.
                                           (Registrant)



                                           By /s/ Leonard A. Bluhm
                                              ----------------------------------
                                              Leonard A. Bluhm
                                              Executive Vice President and Chief
                                              Financial Officer
                                              (Principal Financial Officer)



Dated: June 20, 2000
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